Exhibit 10.1

Securities Purchase Agreement

This Securities Purchase Agreement (this “Agreement”), dated as of December 29, 2023 (the “Execution Date”), by and between NovAccess Global Inc., a Colorado corporation (the “Company”), and Sumner Global LLC, a Delaware limited liability company (the “Buyer”).

Whereas:

A.    The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B.    Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement: (i) 33,000,000 shares (the “Shares”) of the Company’s common stock, no par value (the “Common Stock”), for $0.11 a share or US $3,630,000 in the aggregate (the “Purchase Price”); and (ii)  convertible promissory notes of the Company, in the form attached as Exhibit A, in the aggregate principal amount of US $7,050,000 (together with any replacement notes issued, the “Note”).

Now Therefore, the Company and the Buyer hereby agree as follows:

1.    Purchase and Sale of the Shares of Common Stock.

a.    Purchase of Shares. On the Execution Date the Company agrees to sell to the Buyer and the Buyer agrees to purchase from the Company the Shares.

b.    Form of Payment. The Buyer shall pay the Purchase Price to the Company by wire transfer of immediately available funds in accordance with the Company’s written wiring instructions, against deliver of the Shares, on or before January 31, 2024.

c.    Share Closing Dates. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 9 below, the date and time of the issuance and sale of the Shares pursuant to this Agreement (the “Share Closing Date”) shall be 12:00 noon, Eastern Time on the date that Buyer delivers the Purchase Price to the Company. The closing of the transaction contemplated by this Section 1 (the “Share Closing”) shall occur on the Share Closing Dates via email exchange of documents and wire transfer of funds.

2.    Purchase and Sale of the Notes.

a.    Note Tranche 1. On February 15, 2024: (i) the Buyer shall loan to the Company the principal amount of $3,050,000 (the “Note Purchase Price”) by wire transfer of immediately available funds, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Note Purchase Price; and  the Company shall deliver the executed Note to the Buyer, against delivery of such Note Purchase Price.

b.    Note Tranche 2. On March 15, 2024: (i) the Buyer shall loan to the Company the principal amount of $4,000,000 (the “Note Purchase Price”) by wire transfer of immediately available funds, in accordance with the Company’s written wiring instructions, against delivery of the Note in the principal amount equal to the Note Purchase Price; and  the Company shall deliver the executed Note to the Buyer, against delivery of such Note Purchase Price.

c.    Note Closing Dates. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 9 below, the date and time of the issuance and sale of the Notes pursuant to this Agreement (the “Note Closing Dates”) shall be 12:00 noon, Eastern Time on the dates listed in Sections 2(a) and (b) above. The closing of the transactions contemplated by this Section 2 (the “Note Closing”) shall occur on the Note Closing Dates via email exchange of documents and wire transfer of funds.

3.    Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a.    Investment Purpose. As of the date hereof, the Buyer is purchasing the Shares and the Notes (the Shares and Notes are collectively referred to in this Agreement as the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

b.    Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c.    Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to

NovAccess Sumner Securities Purchase Agreement

determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.    Legends. The Buyer understands that the Securities have not been registered under the 1933 Act, and may only be sold pursuant to an effective registration or applicable exemption from registration, and that the Shares shall bear a restrictive legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER’S TRANSFER AGENT, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

This legend shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

e.    Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and

NovAccess Sumner Securities Purchase Agreement

this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

4.    Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a.    Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is formed, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b.    Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s board of directors and no further consent or authorization of the Company, its board of directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, the Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c.    Capitalization. As of the date hereof, the authorized common stock of the Company consists of 2,000,000,000 shares of Common Stock, of which 23,955,540 shares are issued and outstanding. All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. As of the date hereof, the authorized preferred stock of the Company consists of 50,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), of which 600 shares of Series B Convertible Preferred Stock, $0.01 par value per share (the “Preferred Shares”), are issued and outstanding.

d.    Issuance of Shares. The Shares are duly authorized and upon issuance will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon

NovAccess Sumner Securities Purchase Agreement

the holder thereof. The shares of Common Stock issuable upon conversion of the Note (the “Conversion Shares”) are duly authorized and reserved for issuance, and when issued upon conversion of the Note pursuant to its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e.    No Conflicts. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Company’s certificate of incorporation or by-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its Subsidiaries, if any, are not being conducted in violation of any law, ordinance or regulation of any governmental entity. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

f.    SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Since September 30, 2020 (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates or if amended, as of the dates of the amendments, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be

NovAccess Sumner Securities Purchase Agreement

stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates or if amended, as of the dates of the amendments, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is subject to the reporting requirements of the 1934 Act.

g.    Absence of Certain Changes. Since June 30, 2023, except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

h.    Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

i.    No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

j.    No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

NovAccess Sumner Securities Purchase Agreement

k.    No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

5.    COVENANTS.

a.    Best Efforts. The Company shall use its best efforts to satisfy timely each of the conditions described in Section 9 of this Agreement.

b.    Securities Filings. The Company agrees to timely make any filings required by federal and state laws as a result of the closing of the transactions contemplated by this Agreement.

c.    Use of Proceeds. The Company shall use the proceeds for general working capital purposes and to repay debts disclosed in the SEC Documents.

d.    Corporate Existence. So long as the Buyer beneficially owns any Note, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except with the prior written consent of the Buyer.

e.    Failure to Comply with the 1934 Act/Negative Designation Removal. So long as the Note is outstanding, the Company shall: (i) comply with the 1934 Act; (ii) continue to be subject to the reporting requirements of the 1934 Act; (iii) ensure that the Common Stock is eligible for trading on the OTC Markets or a United States national securities market; (iv) and, if OTCMarkets.com designates the Company as “Caveat Emptor” or “Shell Risk” (collectively, “Negative Designation”), the Company shall cause OTCMarkets.com to remove the Negative Designation within five business days.

f.    Transfer Agent Instructions. Upon issuance of the Note, the Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares in such amounts as are issuable upon conversion of the Note in accordance with its terms.

g.    Trading Activities. Neither the Buyer nor its affiliates has an open short position in the Common Stock and the Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock.

h.    The Buyer is Not a “Dealer.” The Buyer and the Company hereby acknowledge and agree that the Buyer has not: (i) acted as an underwriter; (ii) acted as a market maker or specialist; (iii) acted as “de facto” market maker; or (iv) conducted any other

NovAccess Sumner Securities Purchase Agreement

professional market activities such as providing investment advice, extending credit and lending securities in connection; and thus that the Buyer is not a “dealer” as that term is defined in the 1934 Act.

i.    Use of Funds. Upon Buyer’s request, the Company agrees to use a portion of the Purchase Price and the Note Purchase Price (the “Funds”) to fund of the provisions of healthcare services for the Philippines Logistics Corp project. In addition, the Buyer may request that the Company deploy the funds for other purposes.

j.     Fiscal Year End. Following the Share Closing Date, the Company shall change its fiscal year end to March 31.

6.    Registration Rights. The Company shall include on the next registration statement the Company files with the SEC (or on the subsequent registration statement if such registration statement is withdrawn), excluding Form S-8 registration statements for employee stock grant and option plans, the Shares and Conversion Shares unless such shares are eligible for resale under Rule 144.

7.    Board of Directors. Within one year of the Share Closing Date, the Buyer may appoint up to three new members (the “Director Appointees”) to the board of directors of the Company (the “Board”). None of the Director Appointees may be subject to any of the “bad actor” disqualifications listed in 1933 Act Regulation D Rule 506(d). The Buyer shall provide the Company with all information concerning the Director Appointees reasonably requested by the Company to make all required filings with the SEC. Within ten business days of the Buyer notifying the Company in writing of a Director Appointee/s and providing the information reasonably requested by the Company, the Board shall expand the size of the Board and appoint the Director Appointee/s as a director/s of the Company to fill the resulting vacancy on the Board. So long as Buyer remains the owner of the Shares, and until at least one Director Appointee has been added to the Board, Buyer may designate one observer to attend all Board meetings but who will not be entitled to vote as a director. Until such time that the Director Appointee/s are added to the Board, the Company will not proceed with any material transactions or cash payments, other than those set forth on attached Exhibit B, without Buyer’s written consent.

8.    Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell to Buyer the Shares at the Share Closing and a Note at each Note Closing is subject to the satisfaction, at or before the Share Closing Date and each Note Closing Date of each of the following conditions thereto, as appropriate, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.    The Buyer shall have executed this Agreement and delivered the same to the Company.

NovAccess Sumner Securities Purchase Agreement

b.    The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above or Note Purchase Price in accordance with Section 2(a) or (b) above.

c.    The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Share or Note Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Share or Note Closing Date.

d.    No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

9.    Conditions to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Shares at the Share Closing and a Note at each Note Closing is subject to the satisfaction, at or before the Share and each Note Closing Date of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a.    The Company shall have executed this Agreement and delivered the same to the Buyer.

b.    The Company shall have delivered to the Buyer the Shares in accordance with Section 1(b) above or a duly executed Note in accordance with Sections 2(a) or (b) above.

c.    The Buyer shall have completed its capital raise to fund the Purchase Price and the Note Purchase Price described Section 2(a).

d.    In connection with the Share Closing, the Preferred Shares shall have been converted pursuant to their terms into 6,000,000 shares of unregistered Common Stock and there shall be no shares of Preferred Stock outstanding.

e.    In connection with a Note Closing, the irrevocable transfer agent instructions required by Section 5(f) above, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

f.    The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Share and each Note Closing Date as though made at such time (except for representations and warranties that speak

NovAccess Sumner Securities Purchase Agreement

as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Share or Note Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of each Share or Note Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

g.    No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

h.    As of the Share Closing Date and at each Note Closing Date, no event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

10.    Governing Law; Miscellaneous.

a.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in states courts in Cuyahoga County, Ohio or in the United States District Court for the Northern District of Ohio. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any objection or defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The Buyer shall be entitled to recover from the Company its reasonable attorney’s fees and costs incurred in connection with or related to any Event of Default by the Company, as defined in Article III of the Note. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note or any related document or agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.    Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and

NovAccess Sumner Securities Purchase Agreement

the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement may be executed via DocuSign or other electronic signature.

c.    Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.    Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.    Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Buyer.

f.    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, or email, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon email receipt, or hand delivery, at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The parties’ notice information is set forth below. Each party shall provide notice to the other party of any change in address.

To the Company: 8584 E. Washington Street #127 Chagrin Falls, Ohio 44023 Email: DIrvin@NovAccessGlobal.com	To the Buyer: 2810 N Church St PMB 404972 Wilmington, DE 19802-4447 Email: david.sumner@sumnerglobal-na.com

NovAccess Sumner Securities Purchase Agreement

g.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from the Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

h.    Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

i.    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.    No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k.    Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

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NovAccess Sumner Securities Purchase Agreement

In Witness Whereof, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

NovAccess Global Inc.	Sumner Global LLC
/s/ Dwain K. Irvin	/s/ David Sumner
By Dwain K. Irvin, Chief Executive Officer	By David Sumner, Chief Executive Officer

NovAccess Sumner Securities Purchase Agreement

Securities Purchase Agreement Exhibit A Form of Convertible Promissory Note

NEITHER THE ISSUANCE AND SALE OF THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

[Form of] Convertible Promissory Note

Principal Amount: $[PRINCIPAL]	Issue Date: [•]

For Value Received, NovAccess Global Inc., a Colorado corporation (the “Borrower”), hereby promises to pay to the order of Sumner Global LLC, a Delaware limited liability company, or registered assigns (the “Holder”) the sum of $[PRINCIPAL] together with any interest as set forth herein, on [•], (the “Maturity Date”)1, and to pay interest on the unpaid principal balance hereof at the rate of ten percent (10%)(the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, pursuant to the terms of this Convertible Promissory Note (this “Note”). Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid (“Default Interest”). Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Interest shall commence accruing on the Issue Date but shall not be payable until the Note becomes payable (whether at the Maturity Date or upon acceleration or by prepayment). All payments due hereunder (to the extent not converted into the Borrower’s common stock, no par value (the “Common Stock”), in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Securities Purchase Agreement dated December 29, 2023, pursuant to which this Note was originally issued (the “Purchase Agreement”).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder.

1 Note to form: Five-year term to be completed upon issuance.

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1    Conversion Right. The Holder shall have the right from time to time, and at any time during the period beginning on the date that is six months following the date of this Note and ending on the later of: (i) the Maturity Date, or (ii) the date of payment of the Default Amount (as defined in Article III), each in respect of the remaining outstanding amount of this Note to convert all or any part of the outstanding and unpaid amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified (the “Conversion Shares”) at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”); however, if the Notice of Conversion is sent after 6:00 p.m., New York, New York time the Conversion Date shall be the next business day. The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of: (1) the principal amount of this Note to be converted in such conversion plus; (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus; (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus; (4) at the Holder’s option, any amounts owed to the Holder pursuant to Section 1.4 hereof.

1.2    Conversion Price. The Conversion Price shall equal $0.11 (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events as determined in good faith by the Borrower’s board of directors).

1.3    Authorized Shares. The Borrower covenants that during the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, the Conversion Shares will be duly and validly issued, fully paid and non-assessable. In addition, if the Borrower shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Notes shall be convertible at the then current Conversion Price, the Borrower shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note.

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The Borrower (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Conversion Shares in accordance with the terms and conditions of this Note. If, at any time the Borrower does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

1.4    Method of Conversion.

(a)    Mechanics of Conversion. As set forth in Section 1.1 hereof, this Note may be converted by the Holder by (A) submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 1.4(b), surrendering this Note at the principal office of the Borrower (upon payment in full of any amounts owed hereunder). The Borrower shall be responsible for any expenses charged by the Borrower’s transfer agent for the issuance of the Conversion Shares.

(b)    Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower unless the entire unpaid principal amount of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such conversion.

(c)    Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 1.4, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares issuable upon such Conversion within three business days after such receipt (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations hereunder, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Conversion Shares on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Conversion Shares shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any

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breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion.

(d)    Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Conversion Shares issuable upon Conversion, provided the Borrower is participating in the Depository Trust Company Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions set forth herein, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

1.5    Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless: (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration (such as Rule 144 or a successor rule); or (iii) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Section 1.5 and who is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

Any restrictive legend on certificates representing shares of Common Stock issuable upon conversion of this Note shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if the Borrower or its transfer agent shall have received an opinion of counsel from Holder’s counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that (i) a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected; or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act; or otherwise may be sold pursuant to an exemption from registration. In the event that the Company does not reasonably accept the opinion of counsel provided by the Holder with respect to the transfer of Common Stock pursuant to an exemption from registration, it will be considered an Event of Default pursuant to Section 3.2 of this Note.

1.6    Effect of Certain Events.

(a)    Effect of Merger, Consolidation, Etc. At the option of the Holder, the sale, conveyance or disposition of all or substantially all of the assets of the Borrower, the effectuation by the Borrower of a transaction or series of related transactions in which more than 50% of the voting power of the Borrower is disposed of, or the consolidation, merger or other business combination of the Borrower with or into any other Person (as defined below) or Persons when the Borrower is not the survivor shall be deemed to be an Event of Default (as defined in Article III) pursuant to which the Borrower shall be required to pay to the Holder upon the

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consummation of and as a condition to such transaction an amount equal to the Default Amount (as defined in Article III). “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

(b)    Adjustment Due to Merger, Consolidation, Etc. If, at any time when this Note is issued and outstanding and prior to conversion of all of the Note, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion hereof. The Borrower shall not affect any transaction described in this Section 1.6(b) unless (a) it first gives, five days prior written notice of the record date of the special meeting of shareholders to approve, or if there is no such record date, the consummation of, such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the Holder shall be entitled to convert this Note) and (b) the resulting successor or acquiring entity (if not the Borrower) assumes by written instrument the obligations of this Note. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(c)    Adjustment Due to Distribution. If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the Holder of this Note shall be entitled, upon any conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

1.7    Prepayment. Notwithstanding anything to the contrary contained in this Note, at any time and from time to time, Borrower shall have the right, exercisable on not more than three business days prior written notice to the Holder of the Note (an “Optional Prepayment Notice”), to prepay the outstanding Note (first to accrued interest and then principal), in whole or in part, without penalty, in accordance with this Section 1.7. Any Optional Prepayment Notice shall be

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delivered to the Holder of the Note at its registered addresses and shall state: (i) that the Borrower is exercising its right to prepay the Note, (ii) the date of prepayment which shall be not more than three business days from the date of the Optional Prepayment Notice, and (iii) the amount of the prepayment (the “Optional Prepayment Amount”). On the date fixed for prepayment (the “Optional Prepayment Date”), the Borrower shall make payment of the Optional Prepayment Amount to Holder, or upon the direction of the Holder as specified by the Holder in a writing to the Borrower (which shall direction to be sent to Borrower by the Holder at least one business day prior to the Optional Prepayment Date). Notwithstanding anything contained herein to the contrary, the Holder’s conversion rights herein shall not be affected in any way until the Optional Prepayment Amount is received by the Holder.

ARTICLE II. CERTAIN COVENANTS

2.1    Sale of Assets. So long as the Borrower shall have any obligation under this Note, the Borrower shall not, without the Holder’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

ARTICLE III. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1    Failure to Pay Principal and Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity or upon acceleration and such breach continues for a period of five days after written notice from the Holder.

3.2    Conversion and the Shares. The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this

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Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Borrower to the Holder within two business days of a demand from the Holder.

3.3    Breach of Covenants. The Borrower breaches any material covenant or other material term or condition contained in this Note or the Purchase Agreement and such breach continues for a period of twenty days after written notice thereof to the Borrower from the Holder.

3.4    Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note.

3.5    Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6    Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

3.7    Delisting of Common Stock. The Borrower shall fail to maintain the listing of the Common Stock on at least one of the OTCQB, OTCQX, Pink Sheets electronic quotation system or applicable trading market (which specifically includes the quotation platforms maintained by the OTC Markets Group) or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

3.8    Failure to Comply with the Exchange Act. The Borrower shall fail to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and/or the Borrower shall cease to be subject to the reporting requirements of the Exchange Act (the filing of a Form 15 with the United States Securities and Exchange Commission (the “SEC”) is an immediate Event of Default).

3.9    Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.10    Cessation of Operations. Any cessation of operations by Borrower or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

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3.11    Financial Statement Restatement. The restatement of any financial statements filed by the Borrower with the SEC at any time after 180 days after the Issuance Date for any date or period until this Note is no longer outstanding, if the result of such restatement would, by comparison to the un-restated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.12    Replacement of Transfer Agent. In the event that the Borrower proposes to replace its transfer agent, the Borrower fails to provide, prior to the effective date of such replacement, a fully executed irrevocable transfer agent instructions in a form as initially delivered pursuant to the Purchase Agreement signed by the successor transfer agent to Borrower and the Borrower.

Upon the occurrence and during the continuation of any Event of Default, this Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Default Amount (as defined herein) and all other amounts payable hereunder, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. The “Default Amount” means the sum of (a) the then outstanding principal amount of this Note plus (b) accrued and unpaid interest on the unpaid principal amount of this Note to the of the Event of Default plus (c) Default Interest, if any, on the amounts referred to in clauses (a) and (b) to the date of payment.

If the Borrower fails to pay the Default Amount within five business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Event of Default continues (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

ARTICLE IV. MISCELLANEOUS

4.1    Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2    Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and made as specified in the Purchase Agreement.

4.3    Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

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4.4    Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the Securities and Exchange Commission). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; and may be assigned by the Holder without the consent of the Borrower.

4.5    Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6    Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Ohio without regard to principles of conflicts of laws. Any action brought by either the Holder or Borrower concerning the transactions contemplated by this Note shall be brought only in states courts in Cuyahoga County, Ohio or in the United States District Court for the Northern District of Ohio. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any objection or defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The Holder shall be entitled to recover from the Borrower its reasonable attorney’s fees and costs incurred in connection with or related to any Event of Default by the Company, as defined in Article III hereof. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof or any agreement delivered in connection herewith. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Note, any agreement or any other document delivered in connection with this Note by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7    Purchase Agreement. By its acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement.

4.8    Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof,

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without the necessity of showing economic loss and without any bond or other security being required.

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In Witness Whereof, Borrower has caused this Note to be signed in its name by its duly authorized officer as of the Issue Date listed above.

NovAccess Global Inc.
By Dwain K. Irvin, Chief Executive Officer

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Note Exhibit A — Notice of Conversion

The undersigned hereby elects to convert $[•] principal amount of the Note (defined below) into that number of shares of common stock to be issued pursuant to the conversion of the Note (“Common Stock”) as set forth below, of NovAccess Global Inc., a Colorado corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of [•] (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

[Include one of the following options]

[DWAC Option]

The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent at Custodian (“DWAC Transfer”).

Name of DTC Prime Broker: [•]

Account Number: [•]

[Paper Certificate Option]

The undersigned hereby requests that the Borrower issue a certificate or certificates pursuant to this Notice of Conversion in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name: [•]

[The following to be included in all cases]

Date of conversion: [•]

Applicable Conversion Price: $0.11

Number of shares of common stock to be issued pursuant to conversion of the Note: [•]

Amount of Principal Balance due remaining under the Note after this conversion: [•]

[Signature of Holder]

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